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                                                                      EXHIBIT 10


                                AMENDMENT TO THE
                         HOUSTON INDUSTRIES INCORPORATED
                      EXECUTIVE DEFERRED COMPENSATION TRUST


        THIS AGREEMENT, made and entered, effective as of August 6, 1997, by and among HOUSTON INDUSTRIES INCORPORATED, a Texas corporation ("Houston"), and HOUSTON INDUSTRIES ENERGY, INC., a Delaware corporation ("HI Energy"), as settlors, and THE BANK OF NEW YORK, as Trustee ( "Trustee");

                              W I T N E S S E T H:

        WHEREAS, the Houston Industries Incorporated, a Texas Corporation ("HI"), Houston Lighting & Power Company, a Texas Corporation ("HL&P"), HI Energy and Trustee established a grantor trust for the purpose of setting aside and providing a specialized funding mechanism for the deferred compensation provided under certain executive compensation plans (the "Trust"), through the Houston Industries Incorporated Executive Deferred Compensation Trust, effective December 19, 1995 (the "Trust Agreement");

        WHEREAS, effective August 6, 1997, HI merged into HL&P to form

        Houston; WHEREAS, effective as of said merger, Houston has adopted the Trust and the underlying plans and agreed to assume all duties, rights and responsibilities of the "Company" thereunder as a party to the Trust Agreement as successor to HI and HL&P; and

        WHEREAS, pursuant to Section 3.4, Houston, HI Energy and Trustee desire to amend the Trust Agreement, effective as of August 6, 1997.

        NOW, THEREFORE, in consideration of the premises, the parties hereto agree that the Trust Agreement shall be and hereby is amended as set forth below, effective as of August 6, 1997:


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        1. The definition of "Company" in Article II of the Plan is hereby amended in its entirety to read as follows:

        "COMPANY: The term 'Company' shall mean Houston Industries Incorporated, a Texas corporation, and any successor thereto."

        2. As amended hereby, the Trust Agreement is hereby specifically ratified, assumed, adopted and reaffirmed.

        IN WITNESS WHEREOF, Houston, HI Energy and Trustee have caused these presents to be executed by their duly authorized officers in a number of copies, all of which shall constitute one and the same instrument, which may be sufficiently evidenced by any executed copy hereof, this _____ day of __________________, 1998, but effective as of August 6, 1997.

                                       HOUSTON INDUSTRIES INCORPORATED


                                       By________________________________
                                         Name:___________________________
                                         Title:__________________________
ATTEST:

_________________________________
Assistant Corporate Secretary


                                       HOUSTON INDUSTRIES ENERGY, INC.


                                       By________________________________
                                         Name:___________________________
                                         Title:__________________________

ATTEST:

_________________________________
Assistant Corporate Secretary


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                                       THE BANK OF NEW YORK


                                       By________________________________
                                         Name:___________________________
                                         Title:__________________________

ATTEST:

________________________________


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THE STATE OF TEXAS          )
                            )
COUNTY OF HARRIS            )

        BEFORE ME, the undersigned authority, on this day personally appeared ____________________________________, ______________________________________ of
HOUSTON INDUSTRIES INCORPORATED, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same as the act of the said HOUSTON INDUSTRIES INCORPORATED, a corporation, and that he executed the same as the act and deed of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

        GIVEN UNDER MY HAND AND SEAL OF OFFICE this the _____ day of ___________________, 1998.


                                         ______________________________________
                                         Notary Public, State of Texas


THE STATE OF __________     )
                            )
COUNTY OF _____________     )

        BEFORE ME, the undersigned authority, on this day personally appeared __________________________________, ________________________________________ of
HOUSTON INDUSTRIES ENERGY, INC., known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same as the act of the said HOUSTON INDUSTRIES ENERGY, INC., a corporation, and that he executed the same as the act and deed of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

        GIVEN UNDER MY HAND AND SEAL OF OFFICE this the _____ day of _____________________, 1998.



                                         ______________________________________
                                         Notary Public, State of Texas


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THE STATE OF NEW YORK         )
                              )
COUNTY OF NEW YORK            )

        BEFORE ME, the undersigned authority, on this day personally appeared ____________________________, ___________________________ of THE BANK OF NEW
YORK, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same as the act of the said THE BANK OF NEW YORK, a _________________, and that he executed the same as the act and deed of such _______________ for the purposes and consideration therein expressed, and in the capacity therein stated.

        GIVEN UNDER MY HAND AND SEAL OF OFFICE this the _____ day of ______________________, 1998.



                                         ______________________________________
                                         Notary Public, State of Texas


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